UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2019
_____________________________
Chegg, Inc.
(Exact name of Registrant as specified in its charter)
_____________________________

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3990 Freedom Circle Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 855-5700
(Registrant’s telephone number, including area code)
Not Applicable
___________________________________________________________________
(Former name or former address, if changed since last report.)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On April 17, 2019, Chegg, Inc. (the "Company") announced that Jenny Brandemuehl, the Company's Chief People Officer, plans to retire from the Company. The effective date of her retirement has not yet been determined and Ms. Brandemuehl has indicated her willingness to assist the Company in the recruitment and identification of her successor and to facilitate an orderly transition of her duties and responsibilities. Ms. Brandemuehl’s compensation will continue unchanged during the period prior to her retirement. In addition, the Company expects to retain Ms. Brandemeuhl following her retirement on an as-needed basis as a consultant for transition and continuing advisory services.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report, including statements regarding Ms. Brandemuehl’s planned retirement from the Company, the anticipated timing of Ms. Brandemuehl’s retirement, Ms. Brandemuehl’s intention to assist the Company in recruiting and identification of her successor, Ms. Brandemuehl’s expected compensation for the remainder of her time at the Company prior to retirement, and Ms. Brandemuehl’s anticipated consulting arrangements with the Company following her retirement, are forward-looking statements. The words “will,” “plans,” and “expects” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are subject to a number of risk, uncertainties and assumptions, including the timing of Ms. Brandemuehl’s retirement, changes in the Company’s or Ms. Brandemuehl’s plans regarding successor identification and transition and advisory services, and changes the Company may make to Ms. Brandemuehl’s compensation prior to her retirement. In addition, new risks may emerge from time to time and it is not possible for the Company to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward‑looking statements made. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8‑K may not occur and actual results could differ from those anticipated or implied in the forward‑looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEGG, INC.

Date: April 17, 2019	By:	/s/ Andrew Brown
Andrew Brown
Chief Financial Officer